UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 15, 2007

ALPHA PRO TECH, LTD.
(Exact name of registrant as specified in its charter)

Delaware	01-15725	63-1009183_
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation or organization)

60 Centurian Drive, Suite 112,
Markham, Ontario		L3R 9R2
Address of principal offices		Zip Code

Registrant’s telephone number including area code: 905-479-0654

Item 7.01                                             Regulation FD Disclosure.

On February 15, 2007 registrant issued a release announcing preliminary results for the fourth quarter and full year of 2006.

The text of the release is filed herewith as an exhibit to this report on form 8-K.

Item 9.01                                             Financial Statements and Exhibits.

(d) Exhibits:

Exhibit 1. Release dated February 15, 2007 announcing registrant’s preliminary results for the fourth quarter and full year of 2006.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused the report to be signed on its behalf by the undersigned hereunto duly authorized.

Alpha Pro Tech, Ltd.
(Registrant)

Date February 16, 2007	/s/ Lloyd Hoffman
Lloyd Hoffman
Chief Financial Officer and Senior Vice President